UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2017
________________________
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________

Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-794-8889
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 4, 2017, Halozyme Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the 129,801,310 shares of the Company's common stock outstanding as of the record date, 108,223,921 shares were represented at the annual meeting.
The stockholders considered four proposals at the meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2017. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
Proposal 1: Election of two Class I directors to hold office for a three-year term expiring at the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Names	Votes For	Withheld	Broker Non-Votes
Kenneth J. Kelley	80,820,900	1,924,694	25,478,327
Matthew L. Posard	80,896,995	1,848,599	25,478,327
Each of the foregoing candidates were elected and each received affirmative votes from more than a majority of the outstanding shares.
Proposal 2: The advisory vote on the compensation of the Company's named executive officers was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
60,653,152	21,886,201	206,241	25,478,327
The foregoing proposal was approved.
Proposal 3: The advisory vote on the frequency of holding future advisory votes on the compensation of the Company’s named executive officers was as follows:

One Year	Two Years	Three Years	Abstain
81,283,530	150,103	894,589	417,372
Consistent with the Board’s recommendation to approve holding an annual advisory vote on executive compensation and in light of the voting results set forth above, the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of stockholder votes on the compensation of executives.
Proposal 4: The vote on a proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
107,909,067	189,684	125,170	-
The foregoing proposal was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

May 5, 2017	By:	/s/ Harry J. Leonhardt, Esq.

	Name:	Harry J. Leonhardt, Esq.
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary